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                                                                    EXHIBIT 10.1

                           LIMITED RECOURSE GUARANTY

         THIS LIMITED RECOURSE GUARANTY ("Guaranty"), dated as of July 31, 2002, is made by Intellect Capital Group, LLC with an address 11111 Santa Monica Blvd, Suite 650 Los Angeles CA 90025 (the "Guarantor") in favor of MOONLIGHT HOLDINGS LTD. (the "Initial Holder" and together with the Initial Holder's permitted assigns and successors, the "Holders").

         Reference is made to (i) the Financing Agreement dated of even date herewith to which the initial Holders and BRIGHTCUBE, INC., a Nevada corporation (the "Obligor") are parties (the "Financing Agreement"), (ii) the Series 2002-01 10% Notes in an aggregate amount of $100,000 dated of even date herewith, (the "Notes") that Obligor has issued to the Holders as contemplated by the Financing Agreement, and (iii) the Stock Pledge Agreement, dated of even date herewith (the "Pledge Agreement"), pursuant to which the Guarantor has pledged to the Holders an aggregate of 2225,000 share of Common Stock of the Obligor owned of record and beneficially by the Guarantor (the "Pledged Stock") as partial collateral to secure payment and performance of the "Secured Obligations" described below.

         Unless otherwise defined herein, all capitialized terms, when used herein shall have the same meaning as is defined in the Financing Agreement. In order to induce the Holders to enter into the Financing Agreement and to provide an aggregate of $100,000 to the Obligor, as evidenced by the Notes, the undersigned Guarantor has agreed to execute and deliver this Guaranty to the Holders. The Guarantor is a senior executive officer and director of the Obligor.

         The Guarantor hereby irrevocably and unconditionally guaranties to the Holders, to the extent hereinafter set forth, the full and timely performance by the Obligor of the Secured Obligations (as defined below). The term "Secured Obligations" means each of the Obligor's covenants, agreements, and obligations under the Financing Agreement and the other Related Agreements, including but not limited to the Obligor's obligations under the Note and the Registration Rights Agreement. Except for the Pledged Stock, no other personal assets of the Guarantor shall be subject to the claims of the Holder or any other person, firm or corporation under this Guaranty.

         This is an absolute, irrevocable and unconditional guaranty of payment and performance and not merely of collection and the Guarantor shall be jointly and severally liable with the Obligor. In furtherance hereof, the Guarantor does hereby acknowledges and confirms that the Secured Obligations are intended to and will confer significant benefit upon the Guarantor.

         1. Notwithstanding any payment(s) made by the Guarantor hereunder, but without prejudice to the Guarantor's rights as a creditor of the Obligor, the Guarantor shall in no event be entitled to be subrogated to any of the rights of the Holder against the Obligor unless and until all Secured Obligations shall have been paid in full or otherwise fulfilled; and the Guarantor shall in no event seek any contribution or reimbursement from the Obligor in respect of any payment(s) made by or received in respect of the Guarantor hereunder, unless and until all of the Secured Obligations shall have been paid in full or otherwise fulfilled.

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         2. The Guarantors hereby acknowledges and agrees that the validity of this Guaranty and the Guarantors's obligations hereunder shall in no way be terminated, modified, affected, impaired, or diminished by reason of any of

         (i) any failure by the Holders (or any of them) to insist in any one or more instances upon strict performance or observance by the Obligor of any of the terms, provisions or conditions of the Financing Agreement, the Note or any of the other Related Agreements,

         (ii) any assertion or non-assertion by the Holders (or any of them) against the Obligor of any of the rights or remedies reserved to the Holders in the Financing Agreement, the Note or any of the other Related Agreements,

         (iii) any forbearance by the Holders (or any of them) from exercising any of its rights or remedies as aforesaid,

         (iv) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor,

         (v) any relief of the Obligor and/or the Guarantor from any of its obligations under any of the Financing Agreement, any of the Notes or any of the other Related Agreements, by operation of law, in equity or otherwise,

         (vi) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Financing Agreement, any of the Notes or any of the other Related Agreements, or

         (vii) any transfer, assignment or negotiation of any of the Notes or this Guaranty.

Except for any required demand in respect of payment hereunder, the Guarantor hereby waives any and all notice, demand, presentment, protest and other such privilege or formality, and all notice in respect of the creation, renewal, extension or accrual of any Secured Obligations. The Guarantor represents and warrants to the Holders that: this Guaranty has been duly executed and delivered by the Guarantor, constitutes the legal, valid and binding obligation of the Guarantor, and is enforeceable against the Guarantor in accordance with its terms; the Guarantor has full capacity and power to execute and deliver this Guaranty; and the execution and delivery by the Guarantors of this Guaranty and the performance by the Guarantor of the Guarantor's obligations hereunder, does not violate, or conflict with, any agreement, instrument, note, judgment, order or decree binding on the Guarantor or under any law, rule or regulation applicable to the Guarantor, which violation or conflict would have a material and adverse effect on the Guarantor's ability to perform the Guarantor's obligations under this Guaranty.

         3. In the event of the death of either of the Guarantors, this Guaranty shall automatically terminate and shall be of no further force or effect as to the deceased Guarantor, and shall not be binding upon the heirs, executors, administrators, representatives, successors and assigns of the deceased Guarantor; provided, that the death of a Guarantor shall not adversely affect the rights of the Holder to enforce all of its rights and remedies under the Pledge Agreement with respect to the Pledged Stock. Except as aforesaid, this Guaranty shall inure to the benefit of the Holders and their successors and assigns.

         4. Subject to applicable statutes of limitations, no delay on the part of any of the Holders in exercising any rights hereunder, or any failure by any of the Holders to exercise any

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such rights, shall operate as a waiver of any such rights for any purposes, it being understood that, subject to applicable statutes of limitations, the Holders may exercise any and all of his rights hereunder at any time and from time to time pursuant to the terms hereof.

         5. Except as otherwise provided herein, this Guaranty may not be terminated, modified or amended except by a writing duly executed by Holders of Notes representing a majority of the Secured Obligations and each of the Guarantors.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         7. In the event that the Holders shall, after default by the Guarantor of any of the Guarantor's obligations hereunder, place this Guaranty in the hands of any attorney for enforcement and/or collection, the Guarantor shall pay to the Holders reasonable attorneys' fees together with all other reasonable costs and expenses of enforcement and collection.

         8. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound hereby, has executed this Guaranty as of the date set forth above.

                          INTELLECT CAPITAL GROUP, LLC


                          /s/ Terren S. Peizer
                          -----------------------------
                          By:  Terren S. Peizer
                          Its:

ACCEPTED AND AGREED TO:
MOONLIGHT HOLDINGS LTD.



By:_______________________
Initial Holder